UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 28, 2020

RTI SURGICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	RTIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Notice of Breach

As previously disclosed in the Current Report on Form 8-K filed by RTI Surgical Holdings, Inc. (the “Company” or “RTI”) filed with the Securities and Exchange Commission (the “SEC”) on January 15, 2020, the Company entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Ardi Bidco Ltd., a Delaware corporation and an entity affiliated with Montagu Private Equity LLP ( the “Buyer”), pursuant to which the Buyer will acquire the OEM business (the “Business”) of the Company by means of a sale (the “Sale”) of certain affiliates of the Company. On March 28, 2020, the Company received a letter (the “Letter”) from counsel for the Buyer, stating, among other things, that the Company is in breach of Section 7.5(a) of the Purchase Agreement as a result of its failure to file a proxy statement with the SEC within the time period set forth in the Purchase Agreement. Pursuant to Section 11.1(b) of the Purchase Agreement, the Company has thirty days to cure such alleged breach. The Company is currently evaluating the Letter and expects to have a discussion with the Buyer regarding the matters set forth in the Letter. At this time, the Company cannot determine the outcome of any such discussions.

Postponement of Special and Annual Meetings

The Company has postponed the special meeting of its shareholders (the “Special Meeting”), which was scheduled for May 13, 2020, to, among other things, consider and vote on various proposals necessary to close the Sale. In addition, the Company has postponed the annual meeting of its shareholders (the “Annual Meeting”), which was also scheduled for May 13, 2020.

The dates of the Special Meeting and the Annual Meeting will be determined in the near future, and new record dates will be set and announced at such time.

Important Additional Information and Where to Find It

In connection with the proposed transaction, RTI Surgical Holdings, Inc. (the “Company”) will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting related to the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other relevant materials filed by the Company with the SEC free of charge at the SEC’s website, www.sec.gov, from the Company at its website, www.rtix.com, or by contacting the Company’s Investor Relations at (847) 530-0249.

Participants in Solicitation

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning the Company’s participants is set forth in the proxy statement, filed March 25, 2019, for the Company’s 2019 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, except for historical information, any statements made in this communication about the Company’s plans, objectives, expectations or intentions, the expected timing of completion of the proposed transaction also are forward-looking statements. Many factors could affect our actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this document. These statements are not guarantees of future performance and are subject to risks and uncertainties. These risks and uncertainties include, among other things: (a) the risk that the Company may be unable to obtain shareholder approval for the proposed transaction or that the Company or the Buyer may be unable to obtain regulatory approvals required for the proposed transaction, or required regulatory approvals may delay the proposed transaction; (b) the risk that a condition to the closing of the proposed transaction may not be satisfied; (c) the risk that the occurrence of an event that could give rise to termination of the definitive agreement; (d) the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (e) the timing to consummate the proposed transaction; (f) the effect of the announcement or disruption from the proposed transaction making it more difficult to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; (g) the diversion of management time and attention on the proposed transaction; (h) general worldwide economic conditions and related uncertainties; (i) the impact of potential global health emergencies such as COVID-19 (coronavirus); (j) the effect and timing of changes in laws or in governmental regulations; and (k) other risks described in our public filings with the SEC. Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Copies of the Company’s SEC filings may be obtained by contacting the Company or the SEC or by visiting the Company’s website at www.rtix.com or the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL HOLDINGS, INC.

Date: March 30, 2020	By:	/s/ Joshua H. DeRienzis
	Name:	Joshua H. DeRienzis
	Title:	Vice President, General Counsel and Corporate Secretary